Exhibit 10.7

THIRD AMENDMENT TO DEED OF TRUST NOTE A

(Loan A)

THIS THIRD AMENDMENT TO DEED OF TRUST NOTE A (this “Agreement”) is made as of August 30, 2010, by and between SUNRISE CONNECTICUT AVENUE ASSISTED LIVING L.L.C., a limited liability company organized and existing under the laws of the Commonwealth of Virginia (the “Borrower”) and CHEVY CHASE BANK, a division of Capital One, N.A. (the “Lender”).

RECITALS

A. Borrower obtained a loan from the Lender and M.B. Financial Bank, N.A., a national banking association (“MB Financial”) in the original principal amount of Thirty Million Dollars ($30,000,000.00) (“Loan A”) which was advanced pursuant to the provisions of a certain Loan Agreement dated August 28, 2007 by and between the Borrower, MB Financial and the Lender, as amended by that certain First Amendment to Loan Agreement dated April 15, 2008, that certain Second Amendment to Loan Agreement dated August 28, 2009, that certain Third Amendment to Loan Agreement and Settlement Agreement (the “Third Amendment”) dated December 2, 2009 and that certain Fourth Amendment to Loan Agreement and Settlement Agreement (the “Fourth Amendment”) dated of even date herewith (the same, as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Loan Agreement”).

B. Loan A is evidenced by, and repaid with interest in accordance with the provisions of (i) a Deed of Trust Note A dated August 28, 2007 from the Borrower payable to the Lender in the original principal amount of Twenty Million and No/Dollars ($20,000,000.00), as amended by that certain First Amendment to Deed of Trust Note dated August 28, 2009 and that certain Second Amendment to Deed of Trust Note A dated December 2, 2009 (as amended by this Agreement and as amended, modified, restated, substituted, extended and renewed at anytime and from time to time, the “Chevy Chase Note”) and (ii) a Deed of Trust Note A dated August 28, 2007 from the Borrower payable to MB Financial in the principal amount of Ten Million and No/Dollars ($10,000,000.00), as amended by that certain First Amendment to Deed of Trust Note A dated August 28, 2009, that certain Second Amendment to Deed of Trust Note A dated December 2, 2009 and that certain Third Amendment to Deed of Trust Note A dated of even date herewith (as amended, modified, restated, substituted, extended and renewed at anytime and from time to time, the “MB Financial Note” and, collectively with Chevy Chase Note, the “Notes”).

C. In connection with the Third Amendment, Borrower made a principal curtailment of Loan A in the amount of Five Million Dollars ($5,000,000) and accordingly, the maximum principal amount of Loan A was reduced from Thirty Million Dollars ($30,000,000) to Twenty-Four Million Five Hundred Thirty-Eight Thousand Dollars ($24,538,000).

D. Loan A is guaranteed by Sunrise Senior Living, Inc. a Delaware corporation (“Guarantor”), pursuant to the terms of that certain Guaranty of Payment dated August 28, 2007, as amended by that certain First Amendment to Guaranty of Payment dated September 8, 2008, that certain Second Amendment to Guaranty of Payment dated August 28, 2009 and that certain Third Amendment to Guaranty of Payment dated December 2, 2009 (as amended, modified, restated, substituted, extended and renewed at anytime and from time to time, the “Guaranty”).

E. The current outstanding principal balance of Loan A is Twenty-Four Million Two Hundred Forty-One Thousand Dollars ($24,241,000). In connection with and in consideration of all the terms, conditions and settlements of this Agreement and the Fourth Amendment, the Borrower shall make a principal curtailment of Loan A in the amount of Five Million Dollars ($5,000,000).

F. The Borrower has requested and the Lender has agreed to (i) reduce the maximum principal amount of Loan A from Twenty-Four Million Five Hundred Thirty-Eight Thousand Dollars ($24,538,000) to Nineteen Million Two Hundred Forty-One Thousand Dollars ($19,241,000), (ii) extend the Maturity Date of the Chevy Chase Note, and (iii) make such other changes as more particularly set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Borrower and Lender agree as follows:

1. Borrower and Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Chevy Chase Note shall have the same meaning under this Agreement.

2. The parties hereto acknowledge and agree (a) that the outstanding principal balance of the Chevy Chase Note after Lender’s application of the $3,333,333.33 principal payment to be made from Borrower to Lender (as Lender’s ratable share of said $5,000,000 principal curtailment) shall be $12,827,333.34 (b) that interest on the unpaid principal balance of the Chevy Chase Note has been paid through August 1, 2010, (c) that from and after Lender’s application of said $3,333,333.33 principal payment to be made from Borrower to Lender, the maximum principal balance of the Chevy Chase Note shall be limited to $12,827,333.34 and (d) that the unpaid principal balance of the Chevy Chase Note, together with accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.

3. Section 2 (Payments and Maturity) of the Chevy Chase Note is hereby amended and restated in its entirety as follows:

“2. Payments and Maturity.

The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

(a) Commencing on October 1, 2007 and continuing on the same day of each and every month thereafter, to and including September 1, 2008, interest only;

(b) Commencing on October 1, 2008 and continuing on the same day of each and every month thereafter, to and including December 1, 2011, principal shall be due and payable in equal monthly payments of $22,000.00, plus all accrued and unpaid interest on the outstanding principal balance; and

(c) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on December 2, 2011.”

4. Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Chevy Chase Note, as amended hereby. Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to Loan A any or all of the obligations of Borrower under the Financing Documents. Except as expressly modified herein, the terms, provisions and covenants of the Chevy Chase Note are in all other respects hereby ratified and confirmed and remain in full force and effect.

5. The Borrower acknowledges and warrants that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrower in connection with this Agreement and generally in connection with the Financing Documents and the obligations evidenced by the Chevy Chase Note, the Borrower hereby waiving and releasing any claims to the contrary.

6. The Borrower shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including reasonable fees and expenses of the Lender’s counsel and all recording fees, taxes and charges.

7. This Agreement shall be governed in all respects by the laws of the Commonwealth of Virginia and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

8. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. Borrower agrees that Lender may rely on a telecopy of any signature of Borrower. Lender agrees that Borrower may rely on a telecopy of this Agreement executed by Lender.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal as of the date and year first written above.

BORROWER:

WITNESS OR ATTEST:	SUNRISE CONNECTICUT AVENUE ASSISTED LIVING, L.L.C.

	By:	Sunrise Senior Living Investments, Inc., its sole Member

/s/ J. Milligan		By:	/s/ Julie Pangelinan	(SEAL)
Julie Pangelinan
Vice President and Treasurer

COMMONWEALTH OF VIRGINIA, COUNTY OF FAIRFAX, TO WIT:

On August 30, 2010, before me, Uma Singh, a Notary Public in and for the Commonwealth shown above, appeared Julie Pangelinan, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose signature is subscribed to the within instrument, and acknowledged to me that she executed the same in her authorized capacity as Vice President of Sunrise Senior Living Investments, Inc., sole Member of Sunrise Connecticut Avenue Assisted Living, L.L.C., and that by her signature on the instrument the entity upon behalf of which she acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Uma Singh
Notary Public

My Commission Expires: May 31, 2014

My Notarial Registration Number is: 7328815

LENDER:

WITNESS:	CHEVY CHASE BANK, a division of Capital One, N.A.

[ILLEGIBLE]	By:	/s/ Claude R. Sanders	(SEAL)
Claude R. Sanders
Senior Vice President

COMMONWEALTH/STATE OF MARYLAND, COUNTY/CITY OF PRINCE GEORGE, TO WIT:

On August 30, 2010, before me, Desrine Kelly, a Notary Public in and for the Commonwealth shown above, appeared Claude R. Sanders, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose signature is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity as Senior Vice President of Chevy Chase Bank, a division of Capital One, N.A., and that by his signature on the instrument the entity upon behalf of which he acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Desrine Kelly
Notary Public

My Commission Expires: 05-02-2011

My Notarial Registration Number is: